SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)     January 29, 2002

           FLEETBOSTON FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

                               RHODE ISLAND
(State or other jurisdiction of incorporation)

1-6366                                                                   05-0341324
(Commission File Number)                (IRS Employer Identification No.)

            100 Federal Street, Boston, MA           02110
 (Address of principal executive offices)          (Zip Code)

Registrant's telephone number, including area code:         617-434-2200

(Former name or former address, if changed since last report)

Item 5.	Other Events.

                     Pursuant to Form 8-K, General Instruction F, the Company hereby incorporates by reference the press release attached hereto as Exhibit 99.

Item 7.	Financial Statements and Other Exhibits.

	Exhibit No.	Description

	Exhibit 99	Press Release Dated January 29, 2002

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed in its behalf by the undersigned hereunto duly authorized.

FLEETBOSTON FINANCIAL CORPORATION

By: /s/ Ernest L. Puschaver
Name: Ernest L. Puschaver Title: Chief Accounting Officer

Dated: January 29, 2002